EXHIBIT (a)(1)(ii)

The Instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the U.S. Forwarding Agent, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).

LETTER OF ACCEPTANCE AND TRANSMITTAL

for Deposit of Common Shares of

LIONS GATE ENTERTAINMENT CORP.

Pursuant to the Offer dated March 1, 2010 made by ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN

PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND

S.À R.L. AND DAAZI HOLDING B.V.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (NEW YORK TIME) ON APRIL 6, 2010 (THE “EXPIRY TIME”) UNLESS EXTENDED OR WITHDRAWN.

This Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for Common Shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (the “Company”) deposited pursuant to the offer (the “Offer”) dated March 1, 2010 made by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. (collectively, the “Offeror”) to purchase up to 13,164,420 Lions Gate Shares.

The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase (the “Offer to Purchase”) and the accompanying take-over bid circular (the “Circular”) dated March 1, 2010 have the meanings ascribed to them in the Offer to Purchase and the Circular.

Holders of Lions Gate Shares who wish to deposit Lions Gate Shares but (i) whose certificates for such Lions Gate Shares are not immediately available, (ii) who cannot complete the procedure for book-entry transfer on a timely basis or (iii) who cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time must deposit their Lions Gate Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.

This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Lions Gate Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

Shareholders may accept this Offer by following the procedures for book-entry transfer established by DTC, provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Acceptance and Transmittal (or facsimile thereof) together with any required signature guarantees, and any other required documents, are received by the Depositary at its office in Toronto, Ontario, Canada prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares at DTC for the purpose of the Offer within three business days after the date of the Offer. Any financial institution that is a participant in the system of DTC may make a book-entry delivery of Lions Gate Shares by causing DTC to transfer such Lions Gate Shares into the Depositary’s account at DTC in accordance with DTC’s procedures for such transfer. However, although delivery of Lions Gate Shares may be effected through book-entry transfer at DTC, either a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and any other required documents, must, in any case, be received by the Depositary at its office in Toronto, Ontario, Canada no later than the Expiry Time, or the depositing Shareholder must comply with the guaranteed delivery procedure. Delivery of Lions Gate Shares to the Depositary by means of a book-entry transfer in accordance with the procedures for book-entry transfer established by DTC will constitute a valid tender under the Offer.

Shareholders may also accept the Offer by following the procedures for book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares for purposes of the Offer at CDS within three business days after the date of the Offer. Any financial institution that is a participant in CDS may cause CDS to make a book-entry transfer of a Shareholder’s Lions Gate Shares into the Depositary’s account in accordance with CDS procedures for such transfer. Shareholders, and their respective CDS participants, who utilize CDSX to accept the Offer through a book-based transfer of their holdings into the Depositary’s account at CDS shall be deemed to have completed and submitted a Letter of Acceptance and Transmittal and to be bound by the terms thereof and therefore any book-based transfer of Lions Gate Shares into the Depositary’s account at CDS in accordance with CDS procedures will be considered a valid tender in accordance with the terms of the Offer.

DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR U.S. FORWARDING AGENT, AS APPLICABLE. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF YOU ARE A U.S. SECURITYHOLDER, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:	Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V.

AND TO:	Computershare Investor Services Inc. (the “Depositary”) or Computershare Trust Company, N.A. (the “U.S. Forwarding Agent”), at their offices set out herein

The undersigned delivers to you the enclosed certificate(s) for Lions Gate Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Lions Gate Shares. The following are the details of the enclosed certificate(s):

LIONS GATE SHARES†

Certificate Number(s)	Name(s) in which Registered	Number of Lions Gate Shares Represented by Certificate	Number of Lions Gate Shares Deposited*

TOTAL:

(Please print or type. If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

†	Need not be completed if transfer is made by book-entry.
*

Unless otherwise indicated, all Lions Gate Shares evidenced by any certificate(s) submitted to the Depositary or U.S. Forwarding Agent will be deemed to have been deposited under the Offer. See Instruction 6. “Partial Deposits”.

The undersigned acknowledges that if more than 13,164,420 Lions Gate Shares are deposited under the Offer and not withdrawn, the Lions Gate Shares to be purchased under the Offer from each depositing Shareholder will be determined on a pro rata basis, disregarding fractions by rounding down to the nearest whole number of Lions Gate Shares in respect of each depositing Shareholder.

The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Lions Gate Shares and any Other Securities (as defined below) being deposited pursuant to this Letter of Acceptance and Transmittal (collectively, the “Deposited Securities”); (ii) the undersigned or the Person on whose behalf the Deposited Securities are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Deposited Securities that are being deposited; (iii) the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities, to any other Person; (iv) the deposit of the Deposited Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and (v) when the Deposited Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Deposited Securities and the Offeror in accordance with the terms and conditions of the Offer.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Securities and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”) delivers to you the enclosed Lions Gate Share certificate(s) representing the Deposited Securities and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and in and to all rights and benefits arising from the Lions Gate Shares, including any and all Other Securities.

If, on or after the date of the Offer, the Company should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Lions Gate Shares, that is payable or distributable to the holders of such Lions Gate Shares on a record date that precedes the date of transfer of such Lions Gate Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of the Company in respect of Lions Gate Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”:

(a)

in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Lions Gate Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Lions Gate Share payable by the Offeror pursuant to the Offer, the cash purchase price per Lions Gate Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

(b)

in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and

(c)

in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Lions Gate Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution or payment and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the dividend, distribution or payment as determined by the Offeror in its sole discretion.

If the undersigned’s Lions Gate Share certificates are not immediately available, the undersigned cannot complete the procedures for book-entry transfer on a timely basis, or the undersigned cannot deliver its Lions Gate Share certificates and all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, the undersigned must deliver its Lions Gate Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”.

The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Lions Gate Shares registered in the name of the undersigned on the books of the Company and deposited pursuant to the Offer and purchased by the Offeror (the “Purchased Securities”), and with respect to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, “Other Securities”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 10 of the Offer to Purchase, “Changes in Capitalization; Dividends and Distributions; Liens”.

The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (ii) register or record the transfer of Purchased Securities and Other Securities on the registers of the Company; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company; (iv) execute and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.

The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Lions Gate Shares or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, to mail a cheque, payable in U.S. funds (or, at the election of the Shareholder, the equivalent in Canadian funds based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer), to such Shareholder representing the cash payment for such

Shareholder’s Purchased Securities. Unless the undersigned instructs the Depositary to hold the cheque for pick-up by checking the appropriate box below, the cheque will be forwarded by first class mail to the undersigned at the address specified below. If no address is specified, the cheque will be forwarded to the address of the Shareholder as shown on the share register maintained by or on behalf of the Company. Should any Deposited Securities not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Securities from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Securities.

By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Please review carefully and complete the following boxes, as appropriate.

BLOCK A ISSUE CHEQUE IN THE NAME OF: (please print or type)	BLOCK B SEND CHEQUE (Unless BLOCK “C” is checked) TO: (please print or type) ☐ Same as address in Block A or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Tax Identification, Social Insurance or Social Security Number)	(Tax Identification or Social Insurance Number)

BLOCK C SPECIAL PICK-UP INSTRUCTIONS

☐	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

Signature guaranteed by (if required under Instruction 4):

Dated:

Authorized Signature of Guarantor	Signature of holder of Lions Gate Shares or Authorized Representative – See Instructions 3 and 5

Name of Guarantor (please print or type)	Name of holder of Lions Gate Shares (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of holder of Lions Gate Shares or Authorized Representative

Daytime facsimile number of holder of Lions Gate Shares or Authorized Representative

Tax Identification, Social Insurance or Social Security Number of holder of Lions Gate Shares

BLOCK D CURRENCY OF PAYMENT
☐

Check here if you wish to receive payment under the Offer in Canadian dollars based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. (Check box)

A shareholder who does not check the box above will receive payment under the Offer in U.S. dollars.

BLOCK E

A U.S. Securityholder is any Shareholder that is either (A) providing an address in Block “B” which is located within the United States or any territory or possession thereof or (B) a U.S. person for U.S. federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER

☐	The person signing above represents that it is not a U.S. Securityholder and is not acting on behalf of a U.S. Securityholder.

☐	The person signing above is a U.S. Securityholder or is acting on behalf of a U.S. Securityholder.

IF YOU ARE A U.S. SECURITYHOLDER OR ACTING ON BEHALF OF A U.S. SECURITYHOLDER, IN ORDER TO AVOID U.S. BACKUP WITHOLDING YOU MUST FURNISH A SUBSTITUTE FORM W-9, OR, IN CERTAIN CIRCUMSTANCES, ANOTHER WITHOLDING TAX CERTIFICATE. YOU CAN FIND MORE INFORMATION BELOW (SEE “INSTRUCTION 7, ‘IMPORTANT INFORMATION FOR U.S. SECURITYHOLDERS’”).

BLOCK F
☐	CHECK HERE IF LIONS GATE SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder	Date of Execution of Notice

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK G
☐

CHECK HERE IF DEPOSITED LIONS GATE SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER LIONS GATE SHARES BY BOOK-ENTRY TRANSFER THROUGH DTC): (please print or type)

Name of Depositing Institution:

Account Number:

Transaction Code Number:

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)

This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Securities (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”, a Book-Entry Confirmation of a book-entry transfer of the Deposited Securities into the Depositary’s account at the Book-Entry Transfer Facility and, in the case of DTC accounts, this Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal) and all other documents required by the terms of the Offer to Purchase and this Letter of Acceptance and Transmittal must be received by the Depositary or U.S. Forwarding Agent at any of the offices (or in the case of a book-entry transfer into the Depositary’s account at DTC, by the Depositary at its principal office in Toronto, Ontario, Canada) specified on the back cover page of this Letter of Acceptance and Transmittal no later than the Expiry Time, unless the Offer is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)

The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Lions Gate Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary or U.S. Forwarding Agent, as applicable. The Offeror recommends that the necessary documentation be hand delivered to the Depositary or U.S. Forwarding Agent at any of the offices specified on the back cover page of this Letter of Acceptance and Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

(c)

Holders of Lions Gate Shares whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Lions Gate Shares.

2.	Procedure for Guaranteed Delivery

If a holder of Lions Gate Shares wishes to deposit such Lions Gate Shares pursuant to the Offer and certificates for such Lions Gate Shares are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, those Lions Gate Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution;

(b)

a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, no later than the Expiry Time; and

(c)	the certificate(s) representing the deposited Lions Gate Shares, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees, covering the deposited Lions Gate Shares, or, in the case of a book-entry transfer of Lions Gate Shares, a Book-Entry Confirmation with respect to the deposited Lions Gate Shares and, in the case of DTC accounts, a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., New York time, on the third trading day on the NYSE after the Expiry Time.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Lions Gate Share certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures

This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Securities (including any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of Deposited Securities) accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)

If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)

If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Deposited Securities) of the Deposited Securities, or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, the Depositary or U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.	Partial Deposits

Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Lions Gate Shares evidenced by any certificate submitted is to be deposited, fill in the number of Lions Gate Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Lions Gate Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Lions Gate Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Important Information for U.S. Securityholders

U.S. federal income tax law generally requires that a U.S. Securityholder who receives cash in exchange for Lions Gate Shares must provide the Depositary with his correct taxpayer identification number (“TIN”), which, in the case of a holder of Lions Gate Shares who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding on any payment made to a U.S. Securityholder (or person acting on behalf of a U.S. Securityholder) with respect to Lions Gate Shares deposited, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. TIN (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below. If you are a U.S. Securityholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.

Backup withholding is not an additional tax. Amounts withheld are creditable against the U.S. Securityholder’s regular U.S. federal income tax liability, and any amount overwithheld generally will be refundable to the U.S. Securityholder if he or she properly files a United States federal income tax return.

Each U.S. Securityholder of Lions Gate Shares is urged to consult his or her own tax advisor to determine whether such securityholder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia), an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

Each depositing U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the IRS that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified the U.S. person that the U.S. person is no longer subject to backup withholding, or (c) the U.S. person is exempt from backup withholding.

The TIN is generally the U.S. person’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Lions Gate Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Lions Gate Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Securityholder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Securityholder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the IRS and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

U.S. Securityholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. The Depositary will provide such forms upon request. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

8.	Miscellaneous

(a)

If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)

No alternative, conditional or contingent deposits will be acceptable and no fractional Lions Gate Shares will be purchased. All depositing holders of Lions Gate Shares, by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of Deposited Securities for payment, except as required by applicable law.

(d)

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

(e)

The Offeror will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Lions Gate Shares pursuant to the Offer except as otherwise set forth in the Offer to Purchase (other than to the Depositary, U.S. Forwarding Agent and Information Agent).

(f)	Before completing this Letter of Acceptance and Transmittal, you are urged to read the accompanying Offer and Circular.

(g)

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Lions Gate Shares will be determined by the Offeror, in its sole discretion, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject) any and all deposits of Lions Gate Shares determined by it not to be in proper form or which may, in the opinion of the Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive (i) any of the conditions of the Offer or (ii) any defect or irregularity in any deposit of Lions Gate Shares. No deposit of Lions Gate Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer (including this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

(h)

Additional copies of the Offer to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary, U.S. Forwarding Agent or Information Agent at the addresses listed below.

9.	Lost Certificates

If a Lions Gate Share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Lions Gate Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Company’s transfer agent may contact you.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR LIONS GATE SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY OR THE U.S. FORWARDING AGENT NO LATER THAN THE EXPIRY TIME.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE

YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION

AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

TO BE COMPLETED BY SHAREHOLDERS THAT ARE U.S. PERSONS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I — Taxpayer Identification Number — For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt    ☐

Name:

Business Name:

Please check appropriate box
☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other:
☐ Limited Liability Company. Enter tax classification (D=disregarded entity, C=corporation, P=partnership):
Address:
City:	State:		Zip Code:

PART III — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature:	Date:

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited Liability Company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business Name” line. For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade or DBA name on the “Business name” line.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in Part II of the Form, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.	An international organization or any of its agencies or instrumentalities,

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a), and

13.	A financial institution.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or a partnership, enter the entity’s EIN.

Note: See the chart on the next page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part III — Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.

Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.

Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

1.

Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

2.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

What Name and Number To Give the Requestor

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	Legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)

You must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC

V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: (905) 771-4082

The U.S. Forwarding Agent for the Offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders Call Toll-Free:

1-800-859-8511

Banks and Brokers Call Collect:

(212) 269-5550

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.